UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2005

VELOCITY EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28452	87-0355929
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Morningside Drive North,

Building B-Suite 300, Westport, CT 06880

(Address of principal executive offices) (zip code)

(203) 349-4160

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 9, 2005, Velocity Express Corporation, a Delaware corporation (the “Company”), issued a press release announcing the receipt of a letter from the Nasdaq Listing Qualifications Panel, dated March 8, 2005, notifying the Company that (1) it has evidenced compliance with all criteria for continued listing on The Nasdaq SmallCap Market, as required by a prior Nasdaq Listing Qualifications Panel decision, (2) the continued listing of the Company’s securities on the Nasdaq SmallCap Market has been approved, and (3) effective with the open of business on Thursday, March 10, 2005, the Company’s trading symbol will be changed from VEXDC to VEXP. The press release, attached as Exhibit 99.1, is filed and incorporated by reference into this Current Report.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Velocity Express Corporation dated March 9, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2005

VELOCITY EXPRESS CORPORATION

By:	/s/ Wesley C. Fredenburg
Name:	Wesley C. Fredenburg
Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Velocity Express Corporation dated March 9, 2005